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                                                                   EXHIBIT 10.10

                                 PROMISSORY NOTE


U.S. $50,000.00                                         Dated: December 16, 2002




FOR VALUE RECEIVED, the undersigned, 3PEA TECHNOLOGIES, INC. (the "Borrower") HEREBY PROMISES TO PAY to the order of DAVID WEILER (the "Lender") the principal amount of Fifty Thousand Dollars (US $50,000.00)

The principal amount plus a flat 6% is payable in lawful money of the United States of America to the Lender, wire transferred, in immediately available funds.

3PEA agrees to repay the loans in increments when 3PEA's financial situation permits, and 3PEA agrees to repay the entire balance immediately upon receipt of outside funding of $400,000 or more.


Agreed,


3Pea Technologies, Inc.                 David Weiler

By:      signed                           By: signed
   -------------------------------            --------------------------
Name:  Mark R. Newcomer                 Name: David Weiler
     -----------------------------            --------------------------
Title: Chief Executive Officer         Title: Individual
      ----------------------------            -------------------------
Date:  December 16, 2002                Date: December 16, 2002
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